                                                                    EXHIBIT 23.4



                         CONSENT OF INDEPENDENT AUDITORS



We consent to incorporation by reference in the Registration Statement on Form S-8 of AirTouch Communications, Inc. pertaining to AirTouch Communications, Inc. stock options of our report dated February 16, 1996, relating to the consolidated financial statements and schedule of Cellular Communications, Inc., included in its Annual Report (Form 10-K) for the year ended December 31, 1995.



                                            /s/ERNST & YOUNG LLP



New York, New York
August 16, 1996





                                       14